PROSPECTUS SUPPLEMENT                                          70211 02/01
dated February 12, 2001

Putnam International New Opportunities Fund
Prospectus dated January 30, 2001

Effective immediately, the Trustees voted to restore the 12b-1 fees payable to Putnam Management LLC, for the class B shares of Putnam International New Opportunities Fund (the "Fund") from 0.90% to 1.00% of the Fund's average annual net assets. The fee rate had previously been reduced to 0.90% following a review of the Fund's 12b-1 fees in 2000.
As a result, the sections entitled "Fees and Expenses - Annual fund operating expenses", "Fees and Expenses - Example" and "How do I buy fund shares -Distribution (12b-1) plans" are replaced with the following:

FEES AND EXPENSES

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
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                                                                 Total Annual
                   Management     Distribution       Other       Fund Operating
                     Fees         (12b-1) Fees      Expenses       Expenses
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Class A             0.85%            0.25%           0.29%          1.39%
Class B             0.85%            1.00% **        0.29%          2.14%
Class C             0.85%            1.00%           0.29%          2.14%
Class M             0.85%            0.75%           0.29%          1.89%
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** Class 12b-1 fees have been restated to reflect Putnam Retail Management,
Inc.'s agreement to restore such fees from 0.90% to 1.00%.
Actual 12b1- fees were 0.96%.

Example

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                              1              3             5              10
                             year           years         years          years
-------------------------------------------------------------------------------
Class A                      $708           $990         $1,292         $2,148
Class B                      $717           $970         $1,349         $2,282*
Class B (no redemption)      $217           $670         $1,149         $2,282*
Class C                      $317           $670         $1,149         $2,472
Class C (no redemption)      $217           $670         $1,149         $2,472
Class M                      $535           $923         $1,336         $2,484
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*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

HOW DO I BUY FUND SHARES?

Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.